UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 12, 2024

Summit Materials, Inc.

Summit Materials, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-36873	47-1984212
Delaware	333-187556	26-4138486
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1801 California Street, Suite 3500

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 893-0012

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (par value, $0.01 per share)	SUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On January 12, 2024, Summit Materials, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission (the “SEC”) to report the closing of the Company’s acquisition of all of the outstanding equity interests of Argos North America Corp., a Delaware corporation (“Argos USA”) from the Argos Parties (as defined below) (the “Transaction”) pursuant to that certain Transaction Agreement, dated as of September 7, 2023 (the “Transaction Agreement”) by and among Argos USA, Cementos Argos S.A., a sociedad anónima incorporated in the Republic of Colombia (“Cementos Argos”), Argos SEM, LLC, a Delaware limited liability company (“Argos SEM”), and Valle Cement Investments Inc., a sociedad anónima incorporated in the Republic of Panama (“Valle Cement” and, together with Argos SEM, the “Argos Parties”).

This Amendment No. 1 to the Current Report on Form 8-K/A (this “Amendment No. 1”) amends the Original Form 8-K to (i) disclose the Company’s entry into certain material definitive agreements in connection with the closing of the Transaction, and (ii) provide the historical financial statements of Argos USA as required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b) not later than 71 calendar days after the date that the Original Form 8-K was required to be filed with the SEC. No other amendments or modifications to the Original Form 8-K are being made by this Amendment No. 1. This Amendment No. 1 should be read in connection with the Original Form 8-K, which provides a more complete description of the Transaction and transactions contemplated thereby.

Item 1.01 Entry into a Material Definitive Agreement.

Restrictive Covenant Agreement

On January 12, 2024, the Company entered into a certain Restrictive Covenant Agreement (the “Restrictive Covenant Agreement”) with Grupo Argos S.A. (“Grupo Argos”) and Cementos Argos, pursuant to which Grupo Argos and Cementos Argos are bound by certain non-compete restrictions until the fifth anniversary of the closing date of the Transaction (the “Transaction closing date”), providing that Grupo Argos and certain affiliates may not own any interest, operate, manage, join, control or acquire any business that competes with the business of producing and/or supplying cementitious materials, supplemental cementitious materials, ready-mix concrete and construction or chemical grade aggregates (the “Restricted Business”) within British Columbia, Canada and within certain states in the United States set forth on an exhibit to the Restrictive Covenant Agreement, and which such exhibit reflects the combined footprint in Canada and the United States of the Company and Argos USA’s activities relating to the Restricted Business as of the date of the Transaction Agreement.

Additionally, pursuant to the Restrictive Covenant Agreement, for a period beginning upon the consummation of the Transaction and continuing until the fifth anniversary of the Transaction closing date, Grupo Argos (and its controlled affiliates) and Cementos Argos (and its affiliates) granted a right of first offer to the Company for any Potential Cementitious Opportunity, Potential RMC Opportunity and any Potential Aggregates Opportunity (in each case, as defined in the Restrictive Covenant Agreement).

The foregoing description of the Restrictive Covenant Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Restrictive Covenant Agreement, a copy of which is attached as Exhibit 10.1 and the terms of which are incorporated herein by reference.

Transition Services Agreement

On January 12, 2024, the Company entered into a Transition Services Agreement (the “Transition Services Agreement”) with Cementos Argos, pursuant to which Cementos Argos will provide certain transition services to Argos USA and its subsidiaries in order to effect the orderly transfer of Argos USA from Cementos Argos to the Company, including with respect to certain finance, business development, software development, environmental sustainability and supply chain functions. The term of the Transition Services Agreement will be from the Transaction closing date until the earlier of (i) the date that is the last day prior to the month that includes the day falling six months after the Transaction closing date and (ii) the earlier termination of all services provided thereunder in accordance with the terms thereof, subject to up to three potential six-month extensions for services for which a transition has not been completed by such time. In consideration for the provision of each service, the

Company will pay to Cementos Argos a monthly fee on a service-by-service basis, as well as reimburse Cementos Argos for other reasonable and necessary out-of-pocket costs incurred by Cementos Argos with respect to third parties in connection with the provision of such services.

The foregoing description of the Transition Services Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Transition Services Agreement, a copy of which is attached as Exhibit 10.2 and the terms of which are incorporated herein by reference.

Support Services Agreement

On January 12, 2024, the Company entered into a Support Services Agreement (the “Support Services Agreement”) with Summa Servicios Corporativos Integrales S.A.S. (“Summa”), pursuant to which Summa will provide certain services to Argos USA, including with respect to certain finance, human resources, software development, cybersecurity and information technology functions. The term of the Support Services Agreement will be from the Transaction closing date until the earlier of (i) the last end date specified for each service and (ii) the earlier termination of all services provided thereunder in accordance with the terms thereof, subject to up to four potential six-month or three-month extensions for certain services at the request of the Company. In consideration for the provision of each service, the Company will pay to Summa a monthly fee on a service-by-service basis, as well as reimburse Summa for other reasonable and necessary out-of-pocket costs incurred by Summa with respect to third parties in connection with the provision of such services.

The foregoing description of the Support Services Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Support Services Agreement, a copy of which is attached as Exhibit 10.3 and the terms of which are incorporated herein by reference.

Cement Supply Agreement

On January 12, 2024, Argos USA entered into a Cement Supply Agreement (the “Cement Supply Agreement”) with Zona Franca Argos S.A.S. (“Zona Franca”), an affiliate of Cementos Argos that owns the Cartagena Plant, with an initial term lasting until December 31, 2028, subject to extension by mutual agreement of the parties. Pursuant to the Cement Supply Agreement, Argos USA will purchase a specified minimum volume of cement during each full calendar year during the initial term, subject to Argos USA’s right to reduce such amount by up to 15%. From the Transaction closing date through December 31, 2024, Argos USA will purchase an amount of cement based on the amount of cement already agreed between Zona Franca and Argos USA for calendar year 2024 under a pre-existing supply arrangement between Zona Franca and Argos USA. Argos USA’s purchases under the Cement Supply Agreement will be at import parity prices determined annually based on third-party quotes and will be delivered to Argos USA pursuant to the Logistics Service Agreement (Cartagena), as described below. The Cement Supply Agreement obligates Zona Franca to supply cement from the Cartagena Plant or from an alternate source in certain events of unavailability. Whether or not Argos USA takes delivery of, or Zona Franca delivers, the minimum volume for each year, each of Argos USA and Zona Franca will pay, as applicable, for an annual tonnage of cement as further specified in the Cement Supply Agreement.

The foregoing description of the Cement Supply Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Cement Supply Agreement, a copy of which is attached as Exhibit 10.4 and the terms of which are incorporated herein by reference.

Intellectual Property License Agreement

On January 12, 2024, the Company and Argos USA entered into an Intellectual Property License Agreement (the “Intellectual Property License Agreement”) with Cementos Argos, pursuant to which the parties granted each other various intellectual property licenses. For purposes of the Intellectual Property License Agreement, the following terms will have the following meanings:

“Business” means the activities conducted by Argos USA or any of its subsidiaries as of or prior to the Transaction closing date, or by the Company or any of its subsidiaries as of or following the Transaction closing date, in each case, in the Licensed Field.

“Licensed Field” means the production, distribution and sale of heavy building materials, including cement (and blends thereof), ready mix, concrete and aggregates (including, for the avoidance of doubt, the production, distribution and sale of Supplementary Cementitious Materials (as defined in the Intellectual Property License Agreement) included therein or otherwise).

Pursuant to the Intellectual Property License Agreement, Cementos Argos granted to the Company perpetual, royalty-free licenses under certain intellectual property rights owned or licensable by Cementos Argos or any of its subsidiaries as of the Transaction closing date that, as applicable, would otherwise be infringed by, or that are practiced, used or embodied by, (i) the conduct of the Business as conducted as of the Transaction closing date, or (ii) the products and services sold or otherwise commercially provided by Argos USA and its subsidiaries as of the Transaction closing date in the conduct of the Business, to make, sell and otherwise commercially exploit products and services in the Licensed Field in the United States and Canada. Such licenses are exclusive (including with respect to Cementos Argos and its subsidiaries) until the fifth anniversary of the Transaction closing date, or, if sooner, until certain change of control events occur with respect to either the Company or Argos USA, and non-exclusive thereafter.

Cementos Argos also granted to the Company a perpetual, royalty-bearing license under certain calcined clay-related intellectual property rights to make, sell and otherwise commercially exploit products and services in the Licensed Field in the United States and Canada (such license, the “Calcined Clay IP License”). The Calcined Clay IP License is exclusive (even as to Cementos Argos and its subsidiaries) until the seventh anniversary of the Transaction closing date, or, if sooner, until certain change of control events occur with respect to either the Company or Argos USA. The Company is required to pay to Cementos Argos a low single-digit royalty on net sales of calcined clay products produced or sold under the Calcined Clay IP License during the exclusivity period, as well as a decreased low single-digit royalty once the Calcined Clay IP License becomes non-exclusive. Cementos Argos also grants to the Company a non-exclusive, perpetual, royalty-free license under certain microalgae-related intellectual property rights, solely for use at a certain Argos USA cement plant and solely in the Licensed Field, of certain technology developed by Cementos Argos at such plant.

For a period of five years following the Transaction closing date, Cementos Argos also granted to the Company an exclusive (even as to Cementos Argos and its subsidiaries), royalty-free license to use and display the ARGOS name and other related trademarks (i) in legal identifiers of the Company or any of its subsidiaries and (ii) in the Licensed Field, in each case in the United States and Canada. The Company may request that the parties negotiate in good faith for a royalty-bearing extension of such license.

Lastly, Argos USA granted to Cementos Argos a worldwide, non-exclusive, perpetual, royalty-free license under certain intellectual property rights owned or licensable by Argos USA or any of its subsidiaries as of immediately prior to the Transaction closing date that relate to the business of Cementos Argos and its affiliates as conducted as of the Transaction closing date, or that cover or claim any improvements to certain calcined clay products and technology developed by the Company or any of its subsidiaries after the Transaction closing date but prior to the occurrence of certain change of control events with respect to the Company or Argos USA, to make, sell and otherwise commercially exploit any and all products and services.

The foregoing description of the Intellectual Property License Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Intellectual Property License Agreement, a copy of which is attached as Exhibit 10.5 and the terms of which are incorporated herein by reference.

Logistics Service Agreement (Cartagena)

On January 12, 2024, in connection with the Cement Supply Agreement, Argos USA entered into a Logistics Service Agreement (the “Logistics Service Agreement (Cartagena)”) with Transatlantic Cement Carriers, Inc. (“TACC”), pursuant to which Argos USA will delegate to TACC the hiring of a pneumatic vessel and open hatch/conventional vessels to transport the cement purchased from Zona Franca under the Cement Supply Agreement to terminals designated by Argos USA in the United States. TACC’s chartering services (other than with respect to pneumatic port terminals, for which Argos USA will assume the actual costs of delivery on a pass-through basis) is subject to an address commission payable by Argos USA to TACC.

The foregoing description of the Logistics Service Agreement (Cartagena) does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Logistics Service Agreement (Cartagena), a copy of which is attached as Exhibit 10.6 and the terms of which are incorporated herein by reference.

Logistics Services Agreement (International)

On January 12, 2024, Argos USA entered into an International Logistics Service Agreement (the “Logistics Service Agreement (International)”) with TACC, pursuant to which Argos USA hired TACC to, on its behalf and at its request, negotiate and coordinate international maritime transportation, including of cement, cementitious materials, clinker or other raw materials and ancillary equipment purchased by Argos USA under the Master Purchase Agreement. The initial term of the International Logistics Service Agreement runs from the Transaction closing date until December 31, 2025, at which point the agreement will automatically renew for subsequent one-year terms unless notice of non-renewal is provided by either party. Argos USA agreed that, during the initial term, TACC will be the exclusive logistics service provider of Argos USA and its affiliates in the United States and Canada with respect to international maritime transportation of cement, cementitious materials, clinker and other raw materials and ancillary equipment. Products shipped under the International Logistics Service Agreement are subject to an address commission payable by Argos USA to TACC.

The foregoing description of the Logistics Services Agreement (International) does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Logistics Services Agreement (International), a copy of which is attached as Exhibit 10.7 and the terms of which are incorporated herein by reference.

Master Purchase Agreement

On January 12, 2024, Argos USA entered into a Master Purchase Agreement (the “Master Purchase Agreement”) with CI Del Mar Caribe (BVI) Inc. (“BVI”), pursuant to which Argos USA hired BVI to, on its behalf and at its request, negotiate and coordinate supply agreements with international suppliers for the purchase of cement, cementitious materials, clinker or other raw materials and ancillary equipment to be imported into the United States and Canada. The initial term of the Master Purchase Agreement will run from the Transaction closing date until December 31, 2025, at which point the agreement will automatically renew for subsequent one-year terms unless notice of non-renewal is provided by either party. Argos USA agreed that, during the initial term, BVI will be the exclusive agent of Argos USA and its affiliates with respect to the negotiation of supply agreements with international suppliers for the purchase of cement, cementitious materials, clinker and other raw materials and ancillary equipment to be imported into the United States and Canada. Products purchased under the Master Purchase Agreement are subject to an address commission payable by Argos USA to BVI.

The foregoing description of the Master Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Master Purchase Agreement, a copy of which is attached as Exhibit 10.8 and the terms of which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The historical audited consolidated financial statements of Argos USA as of and for the years ended December 31, 2022 and 2021, together with the notes and the independent auditor’s report related thereto, are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated by reference herein.

The unaudited condensed consolidated financial statements of Argos USA as of and for three and nine months ended September 30, 2023 and 2022, together with the unaudited notes related thereto, are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated by reference herein.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of September 30, 2023 and unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2023 and the year ended December 31, 2022, together with the notes related thereto, each giving effect to the Transaction, are included as Exhibit 99.3 to this Amendment No. 1 and are incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description
10.1	Restrictive Covenant Agreement, dated as of January 12, 2024, by and among Grupo Argos S.A., Cementos Argos S.A. and Summit Materials, Inc.
10.2	Transition Services Agreement, dated as of January 12, 2024, by and between Cementos Argos S.A. and Summit Materials, Inc.
10.3	Support Services Agreement, dated as of January 12, 2024, by and between Summa Servicios Corporativos Integrales S.A.S. and Summit Materials, Inc.
10.4	Cement Supply Agreement, dated as of January 12, 2024, by and between Zona Franca Argos S.A.S. and Argos USA LLC.
10.5	Intellectual Property License Agreement, dated as of January 12, 2024, by and among Cementos Argos S.A., Summit Materials, Inc. and Argos North America Corp.
10.6	Logistics Service Agreement (Cartagena), dated as of January 12, 2024, by and between Transatlantic Cement Carriers Inc. and Argos USA LLC.
10.7	International Logistics Service Agreement, dated as of January 12, 2024, by and between Transatlantic Cement Carriers Inc. and Argos USA LLC.
10.8	Master Purchase Agreement, dated as of January 12, 2024, by and between Argos USA LLC and CI Del Mar Caribe (BVI) Inc.
23.1	Consent of KPMG LLP.
99.1	The audited consolidated and combined financial statements of Argos North America Corp. and subsidiaries as of and for the years ended December 31, 2022 and 2021, including the notes related thereto and the audit report thereon of the independent auditors.
99.2	The unaudited consolidated and combined financial statements of Argos North America Corp. and subsidiaries as of and for the nine months ended September 30, 2023 and 2022, and the notes related thereto.
99.3	The unaudited pro forma condensed combined balance sheet as of September 30, 2023, and unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2023 and year ended December 31, 2022, and the notes related thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2024

SUMMIT MATERIALS, INC.

By:	/s/ Christopher B. Gaskill
	Name:	Christopher B. Gaskill
	Title:	EVP, Chief Legal Officer & Secretary

SUMMIT MATERIALS, LLC.

By:	/s/ Christopher B. Gaskill
	Name:	Christopher B. Gaskill
	Title:	Secretary